SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         December 12, 2002

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:         (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated December 12, 2002.

Item 9.	Regulation FD Disclosure.

Pursuant to Regulation FD, PECO II, Inc. is furnishing a press release it issued on December 12, 2002. The press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, INC.

Date: December 12, 2002	By:	/s/ Allen J. Cizner
Allen J. Cizner
President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated December 12, 2002.

E-1